SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]
Bulldog Investors, LLP
Attn: Phillip Goldstein
250 Pehle Avenue, Suite 708
Saddle Brook, NJ 07663
Phone: 201 881-7100
Fax: 201 556-0097

Check the appropriate box:
Preliminary Proxy Statement [x]
Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-
12

First Trust Dynamic Europe Equity Income Fund
(Name of Registrant as Specified in Its Charter)

Bulldog Investors, LLP
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required [x].

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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applies:

(2) Aggregate number of securities to which transaction
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials [].

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing [].

(1) Amount Previously Paid:

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(4) Date Filed:


  PROXY STATEMENT OF BULLDOG INVESTORS, LLP IN OPPOSITION TO THE
   SOLICITATION BY THE BOARD OF TRUSTEES OF FIRST TRUST DYNAMIC
    EUROPE EQUITY INCOME FUND FOR THE 2023 ANNUAL MEETING OF
                    SHAREHOLDERS

Bulldog Investors, LLP ("Bulldog Investors") is sending this proxy statement and the enclosed GREEN proxy card on or about March [], 2023 to shareholders of First Trust Dynamic Europe Equity Income
Fund (the "Fund") of record as of February [], 2023. We are soliciting a proxy to vote your shares at the 2023 Annual Meeting of Shareholders (the "Meeting"), which is scheduled for April [], 2023. Please refer to the Fund's proxy soliciting material for additional information concerning the Meeting and the matters to be considered by shareholders.

                    INTRODUCTION

The purpose of the Meeting is to elect two Trustees. We are soliciting a proxy to vote your shares FOR the election of the two nominees named below.

            REASONS FOR THE SOLICITATION

In 2023, the Fund is required to call a shareholder meeting to vote on whether it should convert to an open-end fund. That requirement was a selling point to investors in the IPO because it assured them that if a sizeable discount from NAV were to develop, there would eventually be an opportunity to eliminate it. With the Fund's shares recently trading at a persistent double-digit discount to NAV, we reached out to the Board of Trustees to ask if the Board would recommend a vote for the conversion to an open-end fund. The Board refused to make any commitment at all. Consequently, we are soliciting proxies to elect Trustees who we believe will support action to address the persistent trading discount of the Fund's shares to their NAV.

              POTENTIAL LITIGATION

The Board has asserted that our nominees are ineligible and any votes submitted for them will not be counted because of our alleged "failure to provide all information" about them, none of which it articulated. Moreover, the Board claims its decision is in the best interests of the Fund's shareholders and has nothing to do with a desire to eliminate competing candidates for election as Trustees. We are skeptical about the Board's assertions and therefore, there is a possibility that this matter may be litigated.

           HOW PROXIES WILL BE VOTED

If you complete and return a GREEN proxy card to us, and unless you direct otherwise, your shares will be voted FOR the election of the nominees named below. In addition, you will be granting the proxy holders discretionary authority to vote on any other matters that may come before the Meeting.



            VOTING REQUIREMENTS

A quorum for the transaction of business will exist if holders of more than 33-1/3% of the shares entitled to vote are represented at the Meeting. As of February --, 2023, there were ---------- shares of the Fund outstanding. The election of a Trustee requires the affirmative vote of a plurality of the votes cast, i.e., the nominee receiving the most votes for each seat will be elected.
A vote to withhold or a broker non-vote will have no effect on the election of Trustees.

         REVOCATION OF PROXIES

You may revoke your proxy prior to its exercise by: (i) delivering a written revocation to us; (ii) executing and delivering a later dated proxy to the inspector of election; or (iii) voting in person at the Meeting. Attendance at the Meeting will not by itself revoke a proxy. There is no limit on how many times you may revoke your proxy and only your most recent proxy will be counted.

PROPOSAL 1: ELECTION OF TWO TRUSTEES

Our affiliate intends to nominate the following persons for election as Trustees. Each nominee has consented to be nominated and, if elected, to serve as a Trustee. Neither nominee owns any shares of the Fund and, unlike the incumbent Trustees, has no direct or indirect relationship with the Fund's investment advisor.
There are no arrangements or understandings between either nominee and Bulldog Investors or its affiliates in connection with the nomination. Please refer to the Fund's proxy soliciting material for additional information concerning the election of Trustees and any other matters related to the Meeting.

   Paul Poole (born 1966) - Mr. Poole is the U.S. marketing agent for Hiltl Trousers, a clothing manufacturer.

   Jake Pampinella (born 2001) - Mr. Pampinella is a mechanical engineering student at Hofstra University.

Unless instructions to the contrary are given, your proxy will be voted in favor of the above nominees for election as Trustees.

               THE SOLICITATION

We intend to solicit proxies by mail, and may utilize other means, e.g., telephone or the internet. Our proxy materials are available at: www.bulldoginvestorsproxymaterials.com. Persons affiliated with or employed by us may assist us in the solicitation of proxies. Banks, brokerage houses and other securities intermediaries will be requested to forward this proxy statement and the enclosed GREEN proxy card to the beneficial owners for whom they hold shares of record. We will reimburse these organizations for their reasonable out-of-pocket expenses.

Initially, we and our clients will bear all of the expenses related to this proxy solicitation. Because we believe that all shareholders will benefit from this solicitation, we intend to seek, subject to any applicable regulatory requirements, reimbursement of our expenses from the Fund. Shareholders will not be asked to vote on the reimbursement of these expenses, which we estimate will total $80,000.

             PARTICIPANTS

As of February --, 2023, Bulldog Investors, 250 Pehle Avenue, Suite 708, Saddle Brook, NJ 07663, beneficially owned [----------] shares of the Fund which were purchased between [----------] and [----------]. No "participant" in this solicitation has any arrangement or understanding with any person with respect to any securities of the Fund or with respect to future employment by the Fund or any of its affiliates or to any future transactions to which the Fund or any of its affiliates will or may be a party. A "participant," as defined by the SEC, includes Bulldog Investors and its principals, each of the aforementioned nominees, and each client advised by Bulldog Investors regardless of such "participant's" role in this solicitation.

March [--], 2023

















		      PROXY CARD

THIS PROXY IS SOLICITED BY BULLDOG INVESTORS, LLP IN OPPOSITION TO THE SOLICITATION BY THE BOARD OF TRUSTEES OF FIRST TRUST DYNAMIC
EUROPE EQUITY INCOME FUND (THE "FUND") FOR THE FUND'S 2023 ANNUAL
MEETING OF SHAREHOLDERS (THE "MEETING").

The undersigned hereby appoints Phillip Goldstein and Andrew Dakos and each of them, as the undersigned's proxies, with full power of substitution, to attend the Meeting and any adjourned or postponed Meeting, and to vote on all matters that come before the Meeting the number of shares that the undersigned would be entitled to vote if present in person, as specified below.

(INSTRUCTIONS:  Mark votes by placing an "x" in the appropriate [  ].)

1. ELECTION OF TWO TRUSTEES

[  ] FOR PAUL POOLE			[  ] WITHHOLD AUTHORITY

[  ] FOR JAKE PAMPINELLA		[  ] WITHHOLD AUTHORITY

Please sign and date below. Your shares will be voted as directed. If no direction is made, this proxy will be voted FOR the election of the above nominees as Trustees. The undersigned hereby acknowledges receipt of the proxy statement dated March [--], 2023 of Bulldog Investors and revokes any proxy previously executed.



Signature(s) ___________________________  	Dated: ______________